Supplement to Symetra Spinnaker Variable Annuity Prospectus
Supplement dated September 30, 2014
to Prospectus dated May 1, 2014, as supplemented

This supplement amends certain information contained in the above-referenced prospectus (“Prospectus”). Please read this supplement in conjunction with the Prospectus and keep it for future reference. Except as noted, capitalized terms in this supplement have the same meaning as those contained in the Prospectus.

Defined Terms
The defined terms “Loan Account” and “Loan Amount” found under the Section titled Defined Terms are deleted from the Prospectus.

The disclosure titled Loans found under Section 7- Access to Your Money of the Prospectus is replaced in its entirety with the following:

LOANS
Subject to your TSA employer’s plan, you may take a loan against your Contract Value. If permitted, you may request a loan from us using your Contract Value as the security for the loan if:

•	your contract is issued under Section 403(b) of the Code; and

•	you are permitted to take loans under the plan.

The amounts and terms of a loan may be subject to state restrictions, plan requirements, Section 72(p) of the Code, and our approval. You must complete our loan application and sign a loan agreement. We will also charge interest on the outstanding loan balance. The loan interest spread is 2.5%, which is the difference between the rate charged and the rate credited on loans under your contract. We will not offer loans that will exceed a rate charged of 8%. If the interest charged will exceed 8%, we will not issue the loan. You should consult a tax advisor and read your loan agreement before taking a loan. We reserve the right to stop issuing loans and will provide written notice if we exercise this right.